UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2023

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 1700, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (888) 611-9888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, in accordance with the Delaware General Corporation Law and the Amended and Restated Certificate of Incorporation of Distribution Solutions Group, Inc. (“DSG” or the “Company”), as amended by the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company effective as of May 5, 2022 (the “Second A&R Certificate”), the Board of Directors of the Company unanimously approved an amendment and restatement to the Second A&R Certificate (the “Third A&R Certificate”) in order to implement a two-for-one stock split (the “Stock Split”) of shares of the Company’s common stock, $1.00 par value per share (the “Shares”) was filed after the close of trading on August 31, 2023 and became effective upon acceptance of the filing by the Secretary of State of the State of Delaware on August 31, 2023 (the “Effective Time”). Pursuant to the Third A&R Certificate, the Stock Split and the increase of the number of authorized Shares from 35,000,000 to 70,000,000 (the “Share Increase”) also became effective at the Effective Time. Immediately upon the Effective Time, each issued Share was sub-divided into two fully paid, nonassessable Shares. The $1.00 par value per Share remains unchanged.

The foregoing description of the Third A&R Certificate, including the Stock Split and the Share Increase, is qualified in its entirety by reference to the Third A&R Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On August 31, 2023, DSG issued a press release announcing the filing of the Third A&R Certificate and the effectiveness of the Share Increase and the Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of Distribution Solutions Group, Inc.

99.1	Press Release dated August 31, 2023

104	Cover Page Interactive Data File - the cover page for this Current Report on Form 8-K is formatted in iXBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.

Date: August 31, 2023	By:	/s/ Ronald J. Knutson
Name: Ronald J. Knutson Title: Executive Vice President and Chief Financial Officer